FACTORING AGREEMENT

Date: MAY 12, 2014

Account No.: ______

Client:

FOCUS FIBER SOLUTIONS, LLC

5495 BRYSON DRIVE SUITE 423

NAPLES, FL 34109

E-mail Address: ____

Phone: 877-878-8136     Fax: 877-781-2583     Cell: _______

THE FOLLOWING IS THE AGREEMENT UNDER WHICH AMERIFACTORS FINANCIAL GROUP, LLC, AGREES TO ACT AS YOUR EXCLUSIVE FACTOR.

This Factoring Agreement (this “Agreement”) is made this day by and between AMERIFACTORS FINANCIAL GROUP, LLC, a Delaware corporation (referred to as “we” or “us”) and FOCUS FIBER SOLUTIONS, LLC (referred to as “you”).

1.	Assignment. You hereby sell and assign to us all of your right, title, and interest in and to all your Accounts (as defined below), whether now existing or that may hereafter arise, that are acceptable to us. Title and ownership of an Account will not vest in us and will remain with you until the date we accept the Account. “Accounts” means: (a) all of your accounts (as defined in the UCC) that are acceptable to us and all obligations owed to you arising from or out of the sale of merchandise or the rendition of services; (b) all of your rights to goods, property, and merchandise represented thereby (including without limitation returned and repossessed goods); (c) all of your rights under insurance policies covering the services or merchandise; (d) all of your rights against carriers of merchandise; (e) all of your defenses and rights of offset with respect to any payments received on an Account, and all other rights of an unpaid seller of services or merchandise; (f) all the rights of the seller of the underlying goods and services, including all rights of replevin, reclamation, stoppage in transit, supporting obligations, and letter of credit rights, and (via subrogation or otherwise) all liens, guarantees, securities, security interests, other agreements and arrangements, and supporting obligations of whatever character held in regard to your dealings with your customers; and (g) all proceeds of the foregoing.

2.	Documents; Books and Records. Upon our request (and as a condition to our purchase of an Account), you shall deliver to us a valid purchase order and documentation sufficient to confirm your completion of services or the shipment of ordered materials covered by the Account. You promptly shall execute and deliver to us all shipping or delivery receipts and documents associated with each Account and all further and confirmatory assignments of your Accounts as we require in a form and manner satisfactory to us. Additionally, at any time and from time to time, at our request, you shall execute and deliver to us any document in further confirmation thereof. You shall maintain at all times and at your expense proper books of account. We have the right to inspect and make extracts from all your books and records at all reasonable times. You shall make appropriate notations on your books and ledgers indicating the sale and assignment to us of each Account.

3.	Invoices. You shall bill and invoice all services and merchandise on a bill, form, or invoice satisfactory to us. All invoices to customers on Accounts assigned to us shall clearly state, in a manner satisfactory to us, that the Account has been sold and is payable only to us.

4.	Risk. With respect to Accounts that are approved and accepted by us, we assume only the credit risk and are responsible only for the financial inability of your customers to pay. That assumption of credit risk will go into effect upon delivery and acceptance of the services and/or merchandise by your customers without dispute and our acceptance of the Account. We are not liable in any manner for refusing to give or withdrawing credit approval, for exercising or for refusing to exercise any rights we have under this Agreement, or for refusing to accept any particular Account or Account debtor.

5.	Initial Consideration. Once we approve the purchase of an Account, we will immediately pay you EIGHTY-FIVE percent (85%) of the “Net Sale Amount” at the time of the approval. “Net Sale Amount” means the gross sale amount, less discounts to customers upon shortest payment terms and less any applicable sales or other taxes.

6.	Additional Conditional Consideration. As additional conditional consideration for the sale of an Account, we will, upon receipt of collection, promptly pay to you an additional:

13.25 percent of the Net Sale Amount, if collected within 30 days from date sold; or

12.00 percent of the Net Sale Amount, if collected in 31 to 60 days from date sold: or

10.00 percent of the Net Sale Amount, if collected in 61 to 90 days from date sold: or

8.50 percent of the Net Sale Amount, if collected in 91 to 105 days from date sold; or

7.00 percent of the Net Sale Amount, if collected in 106 to 120 days from date sold.

**ADDITIONAL 1.50% FOR EACH 15 DAY PERIOD THEREAFTER**

Initial: ______ Date: __________

If we collect less than the full amount of the Account, the additional conditional consideration otherwise payable pursuant to this paragraph is subject to any set-off taken by the Account debtor or otherwise compromised, not collected, or forgiven by us. If we collect only a portion of the Account and the uncollected portion of the Account exceeds the amount of the contingent part of the purchase price specified in this paragraph, then the excess of the uncollected portion will be set-off against and subtracted from any and all other additional conditional consideration that would otherwise be payable to you pursuant to this Agreement. For purposes of determining the number of elapsed days under this paragraph, the date of the “sale” will be counted as the first day and the date of collection will be deemed to be four banking days after the date a check or draft drawn on a Florida bank and 4 banking days after the date a check or draft drawn on an out-of-state bank received from an Account debtor is deposited by us in our bank account. If we receive cash from an Account debtor, the date of collection will be the day on which we received the cash. If any checks are returned to us for insufficient funds or as a result of stop payment orders and if we have paid any amounts to you, then you shall return the payment to us upon our request. Additional conditional consideration owed by us to you will be paid on the FRIDAY following the date we received the cash payment on the Account or the expiration of the four-day or ten-day collection period, as applicable. A transaction fee of $35.00 will be charged according to the number of invoices processed during that given period.

7.	Volume. You will sell to us $7,000,000of your Accounts (except cash sales) generated between the date of this Agreement and MAY 12, 2015. During the term of this Agreement, we will purchase, in the aggregate, Accounts up to $7,000,000, subject to the other terms and conditions of this Agreement. You agree that we are entitled to recover damages if you fail to perform your obligations under this agreement.

8.	Accounts Receivable Limit. The accounts receivable amount of Accounts purchased by us from you that are unpaid at any time by your customers must not exceed $3,000,000.

9.	Processing Fee. You shall pay to us a processing fee of $.15 per invoice, plus applicable postage and/or messenger fees and overnight courier charges for each Account purchased from you. The processing fee is due and payable immediately at the time of purchase.

10	Authorized Representatives. You hereby appoint MICHAEL PALLESCHI OR JOHN WOOD with full power-of-attorney to act on your behalf in regard to this Agreement and to take any and all actions required or permitted to be taken by you pursuant to this Agreement, and we are entitled to treat all of their actions as being authorized by you unless and until we receive written notification from you to the contrary.

11.	Guarantees. This Agreement is subject to, and we have agreed to these terms based, in part, on our receipt of the guarantees of MICHAEL PALLESCHI, JOHN WOOD AND FTE NETWORKS, INC..

12.	Financial Information. You shall provide us with quarterly financial statements, prepared in conformity with generally accepted accounting principles applied on a consistent basis, within 30 calendar days after the end of each calendar quarter. The first quarterly financial statement is due by07/31/2014. You also shall provide us with copies of all Internal Revenue Code Section 941 tax filings and proof of payment of taxes for the prior quarter within thirty (30) days after the end of each calendar quarter. The first copies of Section 941 tax filings and proof of tax payment are due07/31/2014. If you fail to provide required financial statements or Section 941 filings and proof of tax payments as required, we may, after affording written notice of default or breach and 10 days opportunity to cure, declare this Agreement to be terminated and we may, in such event, recover damages due to your breach.

13. Term; Termination. This Agreement shall commence on the date hereof, and shall continue until MAY 12, 2015, and automatically from year to year thereafter, unless you give us notice in writing by certified or registered mail, 60 calendar days before the expiration of the original term or any subsequent renewal term, of your intention to terminate at the end of the term, with the understanding that we may terminate this Agreement at any time upon 30 calendar days written notice to you by certified or registered mail. We may immediately suspend our obligation to purchase additional Accounts from you or immediately terminate this Agreement without notice if (a) there is issued or filed against you any tax lien, (b) you commit any breach of or default in the performance of your covenants, warranties, or representations, (c) you make any false or untrue representation to us in connection with this Agreement or any transaction relating to it, (d) you convene or cause to be convened a meeting of your creditors or principal creditors or take advantage of the insolvency laws of any jurisdiction, (e) you become unable to pay your debts as they mature, make a general assignment for the benefit of your creditors, or suspend the transaction of your usual business, (f) there is issued or filed against you any attachment, injunction, execution, or judgment that is not removed within 30 calendar days after it was issued or filed, (g) a case is commenced or a petition in bankruptcy or for an arrangement or reorganization under any bankruptcy or insolvency laws is filed by or against you, a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of your assets or affairs, or an order for relief in a case commenced under any bankruptcy or insolvency law is entered, or (h) you are dissolved or you or any of your direct or indirect parent companies enters into any agreement or transaction for the sale or other transfer of a majority of its assets (measured by fair market value) or outstanding voting stock, whether pursuant to a sale, lease, merger, spin-off, split-up, foreclosure, dissolution, bankruptcy, liquidation, consolidation, tender offer, share exchange, recapitalization, reorganization, or other transaction. Our rights and your obligations arising out of transactions having their inception before the suspension of the purchase of Accounts or termination of this Agreement will not be affected by any suspension of our obligations under or termination of this Agreement. Upon any termination of this Agreement, whether at your or our instance, all sums due from you to us shall be deemed to be immediately due and payable to us, and after such termination any credit balance in your favor may be held by us until a final account is rendered, unless you furnish to us indemnity satisfactory to us against any amounts chargeable against you under this Agreement. Notwithstanding our right to suspend the purchase of Accounts under this Agreement, you will continue to assign to us, at our request, additional Accounts and turn over all collections until all your Obligations (as defined below) to us under this Agreement have been paid in full, and until then, this Agreement will remain in full force and effect as to and be binding on you and us, and we will be entitled to retain our security interests in all assets granted pursuant to this Agreement. Termination of this Agreement will not become effective until you have fully paid and discharged any and all of your Obligations to us, matured or unmatured, absolute or contingent, and whether arising under this Agreement or otherwise. After the giving of any notice of termination hereunder and until the full liquidation of your obligations under this Agreement, you will not be entitled to receive any equities or payments from us.

Initial: ______ Date: __________

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14.	Account Disputes and Adjustments. Each Account that we purchase from you is our property and we may, in our sole discretion and at your expense, settle, forgive, compromise, accept payments over time, or otherwise accept payment of less than the full amount if, in our judgment, that action is appropriate to effectuate collection (although we have no obligation to do so). Any settlement or compromise that we make with an Account debtor will not bar or constitute a waiver of any claims against you or your obligations to us. If any merchandise is returned by or recovered from a customer, you shall pay to us the full amount of the related Account (either in cash or by assignment of new Accounts), and until that payment or assignment, you shall hold the merchandise in trust for us for our benefit, shall keep that property segregated and identified as property held in trust for us, and upon our reasonable request, you shall deliver the merchandise to a place designated by us. Upon notice to you, we may sell or cause the sale of the merchandise in accordance with applicable law and, in the event of a public sale, we may purchase the merchandise. We may apply the proceeds of any sale first to pay the costs and expenses associated with the sale, and the balance, if any, will be credited to your account with us.

In the event any claim of set-off, discount, real or personal defenses, or counterclaims are asserted, claimed, or alleged by an Account debtor against an Account purchased by us, whether asserted in writing, orally, or in litigation, then as between you and us, the burden of proof shall be on you to prove that the claim, defense, set-off, or counterclaim is false and, as between you and us, the presumption will be that the Account debtor is correct.

15.	Customer Claims. You immediately shall report to us in writing (a) all claims or disputes made by your customers, (b) the loss, return, damage, or rejection of any merchandise, (c) any offer to return any merchandise, and (d) any request for an extension of time to pay or request for credit or adjustment, and you will promptly adjust all such claims and disputes; however, if you fail to do so immediately, we may make the adjustment at your cost and expense. You shall indemnify us against all cost, loss, expense, and liability caused by or arising out of the rejection of goods or services or claims or deductions of every kind and nature by your customers. We reserve the right at any time to charge back to you the amount of the Account invoiced in any alleged dispute or claim and that charge will be deemed a reassignment of the disputed amount of the Account to you. However, title to the merchandise represented thereby shall remain assigned to us regardless of notations or conditions placed thereon by your customer, and we will continue to have a security interest in the Account and the merchandise represented by it until the Account is fully paid, settled, or discharged or all your Obligations to us are fully satisfied. In the event of any claim, dispute, or reassignment, we are entitled to charge back the amount of the claim, dispute, or reassignment to you against any additional conditional consideration otherwise payable pursuant to this Agreement. We are also entitled to charge interest at 18% per annum in regard to a disputed invoice and may assess a $100.00 service charge in each case.

16.	Collections. If you receive any cash, notes, checks, drafts, acceptances, or collections in any form on any Accounts assigned to us, you shall hold those amounts in trust for us (separate and apart from your own funds), and you shall immediately transmit and deliver them to us in the identical form received. Your failure to immediately deliver those payments to us gives us the right to demand cash payment from you, to immediately terminate this Agreement and to collect those funds by withholding amounts otherwise due to or held for you by us without demand or notice, or both, among other remedies. We (and each person that we may from time to time designate) have the absolute right and power of attorney to act on your behalf and have the right to sign and/or endorse your name on any and all checks, drafts, and remittances of any kind or nature where the endorsement may be required to effect collection, and to sign and/or endorse papers, receipts, documents, instruments, and bills of lading relating to transactions between you and us. If, for any reason, you receive a draft, check, or payment from any Account debtor in payment on an Account conveyed to us and you do not immediately endorse and deliver the draft, check, or payment to us (whether you use those funds, deposit the draft, check, or payment to your own account, turn those funds over to another person, or otherwise), you acknowledge that you are liable for fraud and are guilty of theft and conversion of our property. Furthermore, In the event you do not turn over the check or other form of payment to us, the Seller shall be subject to a misdirected payment fee equal to 15% of the converted Account.

(a)	“Misdirected Payment Fee” – Fifteen (15%) percent of the amount of any payment on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser on the next Business Day following the date of receipt by Seller.

Initial: ______ Date: __________

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17.	Security Agreement. You and we intend for each sale of an Account to us pursuant to this Agreement to constitute a true sale of the Account and not as a loan from us to you. If for any reason a sale of an Account contemplated by this Agreement is not deemed to constitute a true sale despite the parties’ intentions, and, as collateral security for any and all of your indebtedness and obligations to us, whether matured or unmatured, absolute or contingent, now existing or hereafter arising (including under indemnity or reimbursement agreements or by subrogation), and however acquired by us, whether arising directly between you and us or acquired by us by assignment, whether relating to this Agreement or independent hereof, including all obligations incurred by you to any other person factored or financed by us (collectively, the “Obligations”), you grant to us a security interest in all of your assets and property, including without limitation, the following collateral, whether the collateral is now owned or existing or is owned, acquired, or arises hereafter, and whether or not the property is specifically assigned to us: (a) all Accounts, accounts receivable that have not been assigned to us, and your contract rights and Related Security (defined below) with respect to Accounts and other accounts receivable; (b) all your other rights to the payment of money and payment intangibles, including without limitation amounts due from us or from your affiliates, tax refunds, and insurance proceeds (including credit insurance proceeds); (c) all of your interest in any returned, repossessed, finished or unshipped goods; (d) all motor vehicles, trucks, vans, automobiles, equipment, machinery, inventory, fixtures, furniture, unfinished goods, and leasehold improvements, whether now owned or hereafter acquired, together will all replacements thereof, all attachments, accessories, parts and tools belonging thereto for the use in connection therewith, together with the proceeds thereof, along with all insurance and insurance proceeds; (e) all of your files, books, and records (including without limitation computer programs, tapes, and related electronic data processing software); (f) all goods, instruments, policies, and certificates of insurance, securities, chattel paper, documents, deposits, deposit accounts, letter of credit rights, supporting obligations, investment property, cash, and other property owned by you or in which you have an interest; (g) all of your security and guarantees therefore and in the goods and property represented thereby; (h) all your general intangibles (including, without limitation all patents, trademarks, and copyrights registered in the United States copyright or patent offices, together with the good will of the business in connection with which such trademark may be used and the royalties and other fees which become due for the use of such patents, trademarks, or copyrights and any of your rights to retrieval from third parties of electronically processed and recorded information pertaining to any of the foregoing types of collateral and all software, whether or not embedded); and (h) proceeds and products of all of the foregoing. You also grant to us a lien and security interest in all your property now in or at any time hereafter coming into our control, custody, or possession, whether for the express purpose of being used by us as collateral, or for any other purpose, and upon any balance or balances to the credit of any accounts maintained with us by you. You hereby irrevocably authorize and direct us to charge at any time to your account, and to pay any Obligations owing by you to us, by so charging your account. “Related Security” means, with respect to any Account (i) all instruments, chattel paper, and general intangibles and payment intangibles arising from, related to, or evidencing the Account, (ii) all UCC financing statements covering any collateral securing payment of the Account, (iii) all records of any nature evidencing or related to the Account, including contracts, invoices, charge slips, credit memoranda, notes, and other instruments and other documents, books, records, and other information, and (iv) all proceeds and amounts received or receivable arising from any of the foregoing.

This Agreement shall constitute a security agreement pursuant to the Uniform Commercial Code in effect in your State (the “UCC”), and in addition to any and all of our other rights under this Agreement, we will have all of the rights of a secured party pursuant to the provisions of the UCC. In addition to our other rights hereunder and as additional collateral security to us for any and all of your Obligations to us, you shall execute a financing statement and any and all other instruments and documents that we may now or hereafter deem to be required or provided for by the UCC or other law applicable thereto reflecting the security interests granted to us under this Agreement. You hereby authorize us to file a financing statement without your signature, signed only by us as secured party, to reflect the security interest granted to us in this Agreement and to describe the foregoing collateral in any financing statement as “all personal property.” Any term used in the UCC and not defined in this Agreement has the meaning given to that term in the UCC.

We may hold all sums of money due to you by us (including, without limitation, any additional conditional consideration otherwise due to you) and any of your money or property at any time in our possession as security for any and all Obligations now or hereafter owing to us by you, whether arising hereunder, independently hereof, or acquired by us by assignment or otherwise, notwithstanding that any of that money or property might have been deposited, pledged, or delivered by you, or any other entity for any other, different, or specific purpose. Without in any way limiting the generality of the foregoing rights, you specifically agree that we may exercise a right of set-off against additional conditional consideration otherwise due you or against any checks or other funds due you that may come into our possession (whether by purchase of an Account, by mistaken payment by your Account debtors, or otherwise), to pay liquidated damages you may owe pursuant to this Agreement.

18.	Survival. All warranties, representations and agreements made herein shall survive the execution of this Agreement and each transaction made pursuant to this Agreement.

19.	Representations and Warranties. You make the following representations and warranties to us, all of which are material to this Agreement and will survive the conveyance of any or all Accounts hereunder:

(a)	You are duly organized, validly existing, and in good standing under the laws of DELAWARE and are duly qualified to do business and good standing in each other jurisdiction where your ownership of property or the conduct of your business requires that qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on your assets or business, and your execution, delivery, and performance of this Agreement does not and will not constitute a violation of any applicable law, your governing documents, or a breach of any document, instrument, or agreement to which you are a party or are bound;

(b)	You are solvent and are the sole and absolute owner of all Accounts conveyed hereunder, have good and clear title to those Accounts, and have full power and legal right to sell, convey, assign, and transfer free and clear title to those Accounts to us;

Initial: ______ Date: __________

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(c)	Each and every Account now or hereafter assigned to us (i) is a valid account and will cover a bona fide sale and delivery of goods usually dealt in by you or the rendition by you of services to customers in the ordinary course of your business, (ii) covers services or goods that have been received and accepted by your customers who are not your affiliates, without claim or dispute of any kind or nature (including any dispute or claim by a customer in whole or in part as to price, terms, quality, quantity, delay in shipment, offsets, counterclaims, contra accounts, or any other defense of any kind or character), (iii) will be for an amount certain payable in United States funds in accordance with the terms of your invoice covering the sale (which will not be changed without our advance written approval), (iv) does not represent a delivery of merchandise on “consignment,” “guaranteed sale,” “sale or return,” “payment on reorder,” or similar terms, (v) does not represent a “pack, bill, and hold” transaction, and (vi) does not arise from the sale of goods or services performed by you to any entity that is affiliated with or controlled by you or any of your principals.

(d)	You have not sold, pledged, assigned, hypothecated, granted a security interest in, or otherwise encumbered the Accounts (other than pursuant to this Agreement) and will not do so other than to us at any time during the term of this Agreement and until its termination becomes effective;

(e)	You have not contracted to assign and have not assigned any Account conveyed hereunder to any other person or entity and you will not sell, factor, transfer, pledge, or give a security interest in any of your Accounts to anyone other than us;

(f)	You are the sole and absolute owner of all property in which a security interest is granted to us hereunder, have good and clear title to all property in which you have granted to us a security interest under this Agreement, and have full power and legal right to grant to us a security interest in your property;

(g)	You make no warranties, representations, or guarantees regarding the solvency of any Account debtor on any Account conveyed hereunder, except that you have no knowledge of any adverse financial conditions regarding any Account debtors;

(h)	You are properly licensed and authorized to conduct your business under all applicable laws and in the trade names you use, all of your financial books and records are true and accurate, your business is properly insured, and you operate your business in material compliance with all applicable local, state, and federal laws;

(i)	All documents to be delivered by you to us will be genuine and, to your best knowledge, will be enforceable against your customers free and clear of any lien, offset, deduction, counterclaim, encumbrance, or any other claim or dispute, including without limitation, claims or disputes as to price, terms, delivery, quantity, or quality, and claims of release from liability or because of the requirements of law or of rules, orders, or regulations having the force of law; and

(j)	Neither you nor any of your direct or indirect parent companies will enter into any agreement or transaction for the sale or other transfer of a majority of its assets (measured by fair market value) or outstanding voting stock, whether pursuant to a sale, lease, merger, spin-off, split-up, foreclosure, dissolution, bankruptcy, liquidation, consolidation, tender offer, share exchange, recapitalization, reorganization, or other transaction without our advance written consent.

20.	Severability. If any term or part of this Agreement is determined by a court or arbitrator to be invalid, illegal, or unenforceable, in whole or in part, the invalid provision will be ineffective to the extent of such prohibition without invalidating the remaining portions of this Agreement.

21.	Taxes Generally. You shall pay all intangible taxes, documentary stamp taxes, UCC filing fees, sales taxes or any other taxes applicable to this Agreement or the transactions occurring pursuant to this Agreement, except state or federal income taxes owed by us, and shall indemnify us against any amounts paid directly by us. We may offset against any amounts we owe to you the amount of any taxes paid by us for which you have not indemnified or reimbursed us. Sales taxes due to any state on any Account by an Account debtor shall, upon payment to us, be paid over to you for remittance to the appropriate state taxing authority. We are not responsible for the collection and payment of sales tax, and you shall indemnify us from any liability for sales or other taxes payable by you or an Account debtor.

22.	Miscellaneous. This Agreement (and any related lockbox agreement) record the entire agreement regarding the purchase of your Accounts and supersedes any previous or contemporaneous agreement, understanding, or representation, oral or written, by either party. A waiver, amendment, or other modification of this Agreement will be valid and effective only if it is in writing and signed by both parties. A delay, omission, or course of dealing on our part in exercising any right, power, or remedy under this Agreement will not operate as a waiver of it or any other right, power, or remedy under this Agreement, and a single or partial exercise of any right, power, or remedy under this Agreement does not preclude any further exercise of it, or the exercise of any other right, power, or remedy. In addition, the written waiver by us of a right, power, or remedy under any provision of this Agreement will not constitute a waiver of any succeeding exercise of that right, power, or remedy or a waiver of the provision itself. All of powers, rights, and remedies granted to us in this Agreement, any other agreement or instrument, or by applicable law are cumulative and may be exercised singularly or concurrently with any other powers, rights, and remedies we might have. The validity, interpretation, construction, and enforcement of this Agreement are governed by the laws of the State of Florida and the federal laws of the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflicts with laws of other jurisdictions. In any arbitration or litigation between the parties pertaining to this Agreement or an Account, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party as a result of the arbitration or litigation. Each party to this Agreement (a) consents to the personal jurisdiction of the state and federal courts having jurisdiction over Orange County, Florida, (b) stipulates that the Circuit Court for Orange County, Florida, and the United States District Court for the Middle District of Florida - Orlando Division, are the proper, exclusive, and convenient venues for all trial court proceedings arising out of this Agreement, and (c) waives any defense, whether asserted by motion or pleading, that either of those forums is an improper or inconvenient venue. IT IS AGREED BETWEEN THE PARTIES THAT TRIAL BY JURY IS HEREBY WAIVED IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF US AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR OUR RELATIONSHIP CREATED HEREBY. This Agreement is binding on, and inures to the benefit of, the respective assignees and successors of the parties to it. You may not pledge our credit for any purpose. You shall not change your jurisdiction of organization or incorporation without giving us at least 60 calendar days’ advance written notice of the change. As used in this Agreement, the word “costs” includes all the fees, costs, and expenses of experts, attorneys, mediators, arbitrators, witnesses, and supersedes bonds, whether incurred before or after demand or commencement of legal proceedings, and whether incurred pursuant to trial, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings. You shall indemnify us and hold us harmless from and against any and all fees, costs, claims, expenses, judgments, and liabilities (including attorneys’ fees) that are imposed on us or threatened or asserted against us from time to time in any way connected with this Agreement, any Account, or any collateral for your Obligations.

Initial: ______ Date: __________

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23.	The following fees will be deducted from your first funding by either Focus Fiber Solutions, LLC or Jus-Com, Inc; Application Fee $600.00, Closing Fee $3,500.00, and UCC Fee $160.00.

24.	If funds are wired, a fee of $38.00 will be charged. If funds are ACH transmitted, a fee of $6.00 will be charged.

APPROVED AND ACCEPTED:

Client:	FOCUS FIBER SOLUTIONS, LLC.

By:	/s/ Michael Palleschi, CEO

Name
& Title:	MICHAEL PALLESCHI, CEO

Date:	MAY , 2014

AMERIFACTORS FINANCIAL GROUP, LLC

By:	/s/ Kevin R. Gowen Sr. President/CEO

Name
& Title:	KEVIN R. GOWEN SR., PRESIDENT/CEO

Date:	MAY , 2014

(FORM 2001) 3/00

1037-008^L Factoring Agreement (GRFH 6-14-05 clean)

Initial: ______ Date: __________

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FACTORING AGREEMENT

Date: MAY 12, 2014

Account No.:______

Client:

JUS-COM, INC. D/B/A FTE NETWORK SERVICES

5495 BRYSON DRIVE SUITE 423

NAPLES, FL 34109

E-mail Address: _________

Phone: 877-878-8136     Fax: 877-781-2583      Cell: _______

THE FOLLOWING IS THE AGREEMENT UNDER WHICH AMERIFACTORS FINANCIAL GROUP, LLC, AGREES TO ACT AS YOUR EXCLUSIVE FACTOR.

This Factoring Agreement (this “Agreement”) is made this day by and between AMERIFACTORS FINANCIAL GROUP, LLC, a Delaware corporation (referred to as “we” or “us”) and JUS-COM, INC D/B/A FTE NETWORK SERVICES (referred to as “you”).

1.	Assignment. You hereby sell and assign to us all of your right, title, and interest in and to all your Accounts (as defined below), whether now existing or that may hereafter arise, that are acceptable to us. Title and ownership of an Account will not vest in us and will remain with you until the date we accept the Account. “Accounts” means: (a) all of your accounts (as defined in the UCC) that are acceptable to us and all obligations owed to you arising from or out of the sale of merchandise or the rendition of services; (b) all of your rights to goods, property, and merchandise represented thereby (including without limitation returned and repossessed goods); (c) all of your rights under insurance policies covering the services or merchandise; (d) all of your rights against carriers of merchandise; (e) all of your defenses and rights of offset with respect to any payments received on an Account, and all other rights of an unpaid seller of services or merchandise; (f) all the rights of the seller of the underlying goods and services, including all rights of replevin, reclamation, stoppage in transit, supporting obligations, and letter of credit rights, and (via subrogation or otherwise) all liens, guarantees, securities, security interests, other agreements and arrangements, and supporting obligations of whatever character held in regard to your dealings with your customers; and (g) all proceeds of the foregoing.

2.	Documents; Books and Records. Upon our request (and as a condition to our purchase of an Account), you shall deliver to us a valid purchase order and documentation sufficient to confirm your completion of services or the shipment of ordered materials covered by the Account. You promptly shall execute and deliver to us all shipping or delivery receipts and documents associated with each Account and all further and confirmatory assignments of your Accounts as we require in a form and manner satisfactory to us. Additionally, at any time and from time to time, at our request, you shall execute and deliver to us any document in further confirmation thereof. You shall maintain at all times and at your expense proper books of account. We have the right to inspect and make extracts from all your books and records at all reasonable times. You shall make appropriate notations on your books and ledgers indicating the sale and assignment to us of each Account.

3.	Invoices. You shall bill and invoice all services and merchandise on a bill, form, or invoice satisfactory to us. All invoices to customers on Accounts assigned to us shall clearly state, in a manner satisfactory to us, that the Account has been sold and is payable only to us.

4.	Risk. With respect to Accounts that are approved and accepted by us, we assume only the credit risk and are responsible only for the financial inability of your customers to pay. That assumption of credit risk will go into effect upon delivery and acceptance of the services and/or merchandise by your customers without dispute and our acceptance of the Account. We are not liable in any manner for refusing to give or withdrawing credit approval, for exercising or for refusing to exercise any rights we have under this Agreement, or for refusing to accept any particular Account or Account debtor.

5.	Initial Consideration. Once we approve the purchase of an Account, we will immediately pay you EIGHTY-FIVE percent (85%) of the “Net Sale Amount” at the time of the approval. “Net Sale Amount” means the gross sale amount, less discounts to customers upon shortest payment terms and less any applicable sales or other taxes.

6.	Additional Conditional Consideration. As additional conditional consideration for the sale of an Account, we will, upon receipt of collection, promptly pay to you an additional:

13.25 percent of the Net Sale Amount, if collected within 30 days from date sold; or

12.00 percent of the Net Sale Amount, if collected in 31 to 60 days from date sold: or

10.00 percent of the Net Sale Amount, if collected in 61 to 90 days from date sold: or

8.50 percent of the Net Sale Amount, if collected in 91 to 105 days from date sold; or

7.00 percent of the Net Sale Amount, if collected in 106 to 120 days from date sold.

**ADDITIONAL 1.50% FOR EACH 15 DAY PERIOD THEREAFTER**

Initial: ______ Date: __________

If we collect less than the full amount of the Account, the additional conditional consideration otherwise payable pursuant to this paragraph is subject to any set-off taken by the Account debtor or otherwise compromised, not collected, or forgiven by us. If we collect only a portion of the Account and the uncollected portion of the Account exceeds the amount of the contingent part of the purchase price specified in this paragraph, then the excess of the uncollected portion will be set-off against and subtracted from any and all other additional conditional consideration that would otherwise be payable to you pursuant to this Agreement. For purposes of determining the number of elapsed days under this paragraph, the date of the “sale” will be counted as the first day and the date of collection will be deemed to be four banking days after the date a check or draft drawn on a Florida bank and 4 banking days after the date a check or draft drawn on an out-of-state bank received from an Account debtor is deposited by us in our bank account. If we receive cash from an Account debtor, the date of collection will be the day on which we received the cash. If any checks are returned to us for insufficient funds or as a result of stop payment orders and if we have paid any amounts to you, then you shall return the payment to us upon our request. Additional conditional consideration owed by us to you will be paid on the FRIDAY following the date we received the cash payment on the Account or the expiration of the four-day or ten-day collection period, as applicable. A transaction fee of $35.00 will be charged according to the number of invoices processed during that given period.

7.	Volume. You will sell to us $7,000,000of your Accounts (except cash sales) generated between the date of this Agreement and MAY 12, 2015. During the term of this Agreement, we will purchase, in the aggregate, Accounts up to $7,000,000, subject to the other terms and conditions of this Agreement. You agree that we are entitled to recover damages if you fail to perform your obligations under this agreement.

8.	Accounts Receivable Limit. The accounts receivable amount of Accounts purchased by us from you that are unpaid at any time by your customers must not exceed $3,000,000.

9.	Processing Fee. You shall pay to us a processing fee of $.15 per invoice, plus applicable postage and/or messenger fees and overnight courier charges for each Account purchased from you. The processing fee is due and payable immediately at the time of purchase.

10	Authorized Representatives. You hereby appoint MICHAEL PALLESCHI OR JOHN WOOD with full power-of-attorney to act on your behalf in regard to this Agreement and to take any and all actions required or permitted to be taken by you pursuant to this Agreement, and we are entitled to treat all of their actions as being authorized by you unless and until we receive written notification from you to the contrary.

11.	Guarantees. This Agreement is subject to, and we have agreed to these terms based, in part, on our receipt of the guarantees of MICHAEL PALLESCHI, JOHN WOOD AND FTE NETWORKS, INC..

12.	Financial Information. You shall provide us with quarterly financial statements, prepared in conformity with generally accepted accounting principles applied on a consistent basis, within 30 calendar days after the end of each calendar quarter. The first quarterly financial statement is due by07/31/2014. You also shall provide us with copies of all Internal Revenue Code Section 941 tax filings and proof of payment of taxes for the prior quarter within thirty (30) days after the end of each calendar quarter. The first copies of Section 941 tax filings and proof of tax payment are due07/31/2014. If you fail to provide required financial statements or Section 941 filings and proof of tax payments as required, we may, after affording written notice of default or breach and 10 days opportunity to cure, declare this Agreement to be terminated and we may, in such event, recover damages due to your breach.

13. Term; Termination. This Agreement shall commence on the date hereof, and shall continue until MAY 12, 2015, and automatically from year to year thereafter, unless you give us notice in writing by certified or registered mail, 60 calendar days before the expiration of the original term or any subsequent renewal term, of your intention to terminate at the end of the term, with the understanding that we may terminate this Agreement at any time upon 30 calendar days written notice to you by certified or registered mail. We may immediately suspend our obligation to purchase additional Accounts from you or immediately terminate this Agreement without notice if (a) there is issued or filed against you any tax lien, (b) you commit any breach of or default in the performance of your covenants, warranties, or representations, (c) you make any false or untrue representation to us in connection with this Agreement or any transaction relating to it, (d) you convene or cause to be convened a meeting of your creditors or principal creditors or take advantage of the insolvency laws of any jurisdiction, (e) you become unable to pay your debts as they mature, make a general assignment for the benefit of your creditors, or suspend the transaction of your usual business, (f) there is issued or filed against you any attachment, injunction, execution, or judgment that is not removed within 30 calendar days after it was issued or filed, (g) a case is commenced or a petition in bankruptcy or for an arrangement or reorganization under any bankruptcy or insolvency laws is filed by or against you, a custodian or receiver (or other court designee performing the functions of a receiver) is appointed for or takes possession of your assets or affairs, or an order for relief in a case commenced under any bankruptcy or insolvency law is entered, or (h) you are dissolved or you or any of your direct or indirect parent companies enters into any agreement or transaction for the sale or other transfer of a majority of its assets (measured by fair market value) or outstanding voting stock, whether pursuant to a sale, lease, merger, spin-off, split-up, foreclosure, dissolution, bankruptcy, liquidation, consolidation, tender offer, share exchange, recapitalization, reorganization, or other transaction. Our rights and your obligations arising out of transactions having their inception before the suspension of the purchase of Accounts or termination of this Agreement will not be affected by any suspension of our obligations under or termination of this Agreement. Upon any termination of this Agreement, whether at your or our instance, all sums due from you to us shall be deemed to be immediately due and payable to us, and after such termination any credit balance in your favor may be held by us until a final account is rendered, unless you furnish to us indemnity satisfactory to us against any amounts chargeable against you under this Agreement. Notwithstanding our right to suspend the purchase of Accounts under this Agreement, you will continue to assign to us, at our request, additional Accounts and turn over all collections until all your Obligations (as defined below) to us under this Agreement have been paid in full, and until then, this Agreement will remain in full force and effect as to and be binding on you and us, and we will be entitled to retain our security interests in all assets granted pursuant to this Agreement. Termination of this Agreement will not become effective until you have fully paid and discharged any and all of your Obligations to us, matured or unmatured, absolute or contingent, and whether arising under this Agreement or otherwise. After the giving of any notice of termination hereunder and until the full liquidation of your obligations under this Agreement, you will not be entitled to receive any equities or payments from us.

Initial: ______ Date: __________

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14.	Account Disputes and Adjustments. Each Account that we purchase from you is our property and we may, in our sole discretion and at your expense, settle, forgive, compromise, accept payments over time, or otherwise accept payment of less than the full amount if, in our judgment, that action is appropriate to effectuate collection (although we have no obligation to do so). Any settlement or compromise that we make with an Account debtor will not bar or constitute a waiver of any claims against you or your obligations to us. If any merchandise is returned by or recovered from a customer, you shall pay to us the full amount of the related Account (either in cash or by assignment of new Accounts), and until that payment or assignment, you shall hold the merchandise in trust for us for our benefit, shall keep that property segregated and identified as property held in trust for us, and upon our reasonable request, you shall deliver the merchandise to a place designated by us. Upon notice to you, we may sell or cause the sale of the merchandise in accordance with applicable law and, in the event of a public sale, we may purchase the merchandise. We may apply the proceeds of any sale first to pay the costs and expenses associated with the sale, and the balance, if any, will be credited to your account with us.

In the event any claim of set-off, discount, real or personal defenses, or counterclaims are asserted, claimed, or alleged by an Account debtor against an Account purchased by us, whether asserted in writing, orally, or in litigation, then as between you and us, the burden of proof shall be on you to prove that the claim, defense, set-off, or counterclaim is false and, as between you and us, the presumption will be that the Account debtor is correct.

15.	Customer Claims. You immediately shall report to us in writing (a) all claims or disputes made by your customers, (b) the loss, return, damage, or rejection of any merchandise, (c) any offer to return any merchandise, and (d) any request for an extension of time to pay or request for credit or adjustment, and you will promptly adjust all such claims and disputes; however, if you fail to do so immediately, we may make the adjustment at your cost and expense. You shall indemnify us against all cost, loss, expense, and liability caused by or arising out of the rejection of goods or services or claims or deductions of every kind and nature by your customers. We reserve the right at any time to charge back to you the amount of the Account invoiced in any alleged dispute or claim and that charge will be deemed a reassignment of the disputed amount of the Account to you. However, title to the merchandise represented thereby shall remain assigned to us regardless of notations or conditions placed thereon by your customer, and we will continue to have a security interest in the Account and the merchandise represented by it until the Account is fully paid, settled, or discharged or all your Obligations to us are fully satisfied. In the event of any claim, dispute, or reassignment, we are entitled to charge back the amount of the claim, dispute, or reassignment to you against any additional conditional consideration otherwise payable pursuant to this Agreement. We are also entitled to charge interest at 18% per annum in regard to a disputed invoice and may assess a $100.00 service charge in each case.

16.	Collections. If you receive any cash, notes, checks, drafts, acceptances, or collections in any form on any Accounts assigned to us, you shall hold those amounts in trust for us (separate and apart from your own funds), and you shall immediately transmit and deliver them to us in the identical form received. Your failure to immediately deliver those payments to us gives us the right to demand cash payment from you, to immediately terminate this Agreement and to collect those funds by withholding amounts otherwise due to or held for you by us without demand or notice, or both, among other remedies. We (and each person that we may from time to time designate) have the absolute right and power of attorney to act on your behalf and have the right to sign and/or endorse your name on any and all checks, drafts, and remittances of any kind or nature where the endorsement may be required to effect collection, and to sign and/or endorse papers, receipts, documents, instruments, and bills of lading relating to transactions between you and us. If, for any reason, you receive a draft, check, or payment from any Account debtor in payment on an Account conveyed to us and you do not immediately endorse and deliver the draft, check, or payment to us (whether you use those funds, deposit the draft, check, or payment to your own account, turn those funds over to another person, or otherwise), you acknowledge that you are liable for fraud and are guilty of theft and conversion of our property. Furthermore, In the event you do not turn over the check or other form of payment to us, the Seller shall be subject to a misdirected payment fee equal to 15% of the converted Account.

(a)	“Misdirected Payment Fee” – Fifteen (15%) percent of the amount of any payment on account of a Purchased Account which has been received by Seller and not delivered in kind to Purchaser on the next Business Day following the date of receipt by Seller.

Initial: ______ Date: __________

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17.	Security Agreement. You and we intend for each sale of an Account to us pursuant to this Agreement to constitute a true sale of the Account and not as a loan from us to you. If for any reason a sale of an Account contemplated by this Agreement is not deemed to constitute a true sale despite the parties’ intentions, and, as collateral security for any and all of your indebtedness and obligations to us, whether matured or unmatured, absolute or contingent, now existing or hereafter arising (including under indemnity or reimbursement agreements or by subrogation), and however acquired by us, whether arising directly between you and us or acquired by us by assignment, whether relating to this Agreement or independent hereof, including all obligations incurred by you to any other person factored or financed by us (collectively, the “Obligations”), you grant to us a security interest in all of your assets and property, including without limitation, the following collateral, whether the collateral is now owned or existing or is owned, acquired, or arises hereafter, and whether or not the property is specifically assigned to us: (a) all Accounts, accounts receivable that have not been assigned to us, and your contract rights and Related Security (defined below) with respect to Accounts and other accounts receivable; (b) all your other rights to the payment of money and payment intangibles, including without limitation amounts due from us or from your affiliates, tax refunds, and insurance proceeds (including credit insurance proceeds); (c) all of your interest in any returned, repossessed, finished or unshipped goods; (d) all motor vehicles, trucks, vans, automobiles, equipment, machinery, inventory, fixtures, furniture, unfinished goods, and leasehold improvements, whether now owned or hereafter acquired, together will all replacements thereof, all attachments, accessories, parts and tools belonging thereto for the use in connection therewith, together with the proceeds thereof, along with all insurance and insurance proceeds; (e) all of your files, books, and records (including without limitation computer programs, tapes, and related electronic data processing software); (f) all goods, instruments, policies, and certificates of insurance, securities, chattel paper, documents, deposits, deposit accounts, letter of credit rights, supporting obligations, investment property, cash, and other property owned by you or in which you have an interest; (g) all of your security and guarantees therefore and in the goods and property represented thereby; (h) all your general intangibles (including, without limitation all patents, trademarks, and copyrights registered in the United States copyright or patent offices, together with the good will of the business in connection with which such trademark may be used and the royalties and other fees which become due for the use of such patents, trademarks, or copyrights and any of your rights to retrieval from third parties of electronically processed and recorded information pertaining to any of the foregoing types of collateral and all software, whether or not embedded); and (h) proceeds and products of all of the foregoing. You also grant to us a lien and security interest in all your property now in or at any time hereafter coming into our control, custody, or possession, whether for the express purpose of being used by us as collateral, or for any other purpose, and upon any balance or balances to the credit of any accounts maintained with us by you. You hereby irrevocably authorize and direct us to charge at any time to your account, and to pay any Obligations owing by you to us, by so charging your account. “Related Security” means, with respect to any Account (i) all instruments, chattel paper, and general intangibles and payment intangibles arising from, related to, or evidencing the Account, (ii) all UCC financing statements covering any collateral securing payment of the Account, (iii) all records of any nature evidencing or related to the Account, including contracts, invoices, charge slips, credit memoranda, notes, and other instruments and other documents, books, records, and other information, and (iv) all proceeds and amounts received or receivable arising from any of the foregoing.

This Agreement shall constitute a security agreement pursuant to the Uniform Commercial Code in effect in your State (the “UCC”), and in addition to any and all of our other rights under this Agreement, we will have all of the rights of a secured party pursuant to the provisions of the UCC. In addition to our other rights hereunder and as additional collateral security to us for any and all of your Obligations to us, you shall execute a financing statement and any and all other instruments and documents that we may now or hereafter deem to be required or provided for by the UCC or other law applicable thereto reflecting the security interests granted to us under this Agreement. You hereby authorize us to file a financing statement without your signature, signed only by us as secured party, to reflect the security interest granted to us in this Agreement and to describe the foregoing collateral in any financing statement as “all personal property.” Any term used in the UCC and not defined in this Agreement has the meaning given to that term in the UCC.

We may hold all sums of money due to you by us (including, without limitation, any additional conditional consideration otherwise due to you) and any of your money or property at any time in our possession as security for any and all Obligations now or hereafter owing to us by you, whether arising hereunder, independently hereof, or acquired by us by assignment or otherwise, notwithstanding that any of that money or property might have been deposited, pledged, or delivered by you, or any other entity for any other, different, or specific purpose. Without in any way limiting the generality of the foregoing rights, you specifically agree that we may exercise a right of set-off against additional conditional consideration otherwise due you or against any checks or other funds due you that may come into our possession (whether by purchase of an Account, by mistaken payment by your Account debtors, or otherwise), to pay liquidated damages you may owe pursuant to this Agreement.

18.	Survival. All warranties, representations and agreements made herein shall survive the execution of this Agreement and each transaction made pursuant to this Agreement.

19.	Representations and Warranties. You make the following representations and warranties to us, all of which are material to this Agreement and will survive the conveyance of any or all Accounts hereunder:

(a)	You are duly organized, validly existing, and in good standing under the laws of INDIANA and are duly qualified to do business and good standing in each other jurisdiction where your ownership of property or the conduct of your business requires that qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on your assets or business, and your execution, delivery, and performance of this Agreement does not and will not constitute a violation of any applicable law, your governing documents, or a breach of any document, instrument, or agreement to which you are a party or are bound;

(b)	You are solvent and are the sole and absolute owner of all Accounts conveyed hereunder, have good and clear title to those Accounts, and have full power and legal right to sell, convey, assign, and transfer free and clear title to those Accounts to us;

Initial: ______ Date: __________

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(c)	Each and every Account now or hereafter assigned to us (i) is a valid account and will cover a bona fide sale and delivery of goods usually dealt in by you or the rendition by you of services to customers in the ordinary course of your business, (ii) covers services or goods that have been received and accepted by your customers who are not your affiliates, without claim or dispute of any kind or nature (including any dispute or claim by a customer in whole or in part as to price, terms, quality, quantity, delay in shipment, offsets, counterclaims, contra accounts, or any other defense of any kind or character), (iii) will be for an amount certain payable in United States funds in accordance with the terms of your invoice covering the sale (which will not be changed without our advance written approval), (iv) does not represent a delivery of merchandise on “consignment,” “guaranteed sale,” “sale or return,” “payment on reorder,” or similar terms, (v) does not represent a “pack, bill, and hold” transaction, and (vi) does not arise from the sale of goods or services performed by you to any entity that is affiliated with or controlled by you or any of your principals.

(d)	You have not sold, pledged, assigned, hypothecated, granted a security interest in, or otherwise encumbered the Accounts (other than pursuant to this Agreement) and will not do so other than to us at any time during the term of this Agreement and until its termination becomes effective;

(e)	You have not contracted to assign and have not assigned any Account conveyed hereunder to any other person or entity and you will not sell, factor, transfer, pledge, or give a security interest in any of your Accounts to anyone other than us;

(f)	You are the sole and absolute owner of all property in which a security interest is granted to us hereunder, have good and clear title to all property in which you have granted to us a security interest under this Agreement, and have full power and legal right to grant to us a security interest in your property;

(g)	You make no warranties, representations, or guarantees regarding the solvency of any Account debtor on any Account conveyed hereunder, except that you have no knowledge of any adverse financial conditions regarding any Account debtors;

(h)	You are properly licensed and authorized to conduct your business under all applicable laws and in the trade names you use, all of your financial books and records are true and accurate, your business is properly insured, and you operate your business in material compliance with all applicable local, state, and federal laws;

(i)	All documents to be delivered by you to us will be genuine and, to your best knowledge, will be enforceable against your customers free and clear of any lien, offset, deduction, counterclaim, encumbrance, or any other claim or dispute, including without limitation, claims or disputes as to price, terms, delivery, quantity, or quality, and claims of release from liability or because of the requirements of law or of rules, orders, or regulations having the force of law; and

(j)	Neither you nor any of your direct or indirect parent companies will enter into any agreement or transaction for the sale or other transfer of a majority of its assets (measured by fair market value) or outstanding voting stock, whether pursuant to a sale, lease, merger, spin-off, split-up, foreclosure, dissolution, bankruptcy, liquidation, consolidation, tender offer, share exchange, recapitalization, reorganization, or other transaction without our advance written consent.

20.	Severability. If any term or part of this Agreement is determined by a court or arbitrator to be invalid, illegal, or unenforceable, in whole or in part, the invalid provision will be ineffective to the extent of such prohibition without invalidating the remaining portions of this Agreement.

21.	Taxes Generally. You shall pay all intangible taxes, documentary stamp taxes, UCC filing fees, sales taxes or any other taxes applicable to this Agreement or the transactions occurring pursuant to this Agreement, except state or federal income taxes owed by us, and shall indemnify us against any amounts paid directly by us. We may offset against any amounts we owe to you the amount of any taxes paid by us for which you have not indemnified or reimbursed us. Sales taxes due to any state on any Account by an Account debtor shall, upon payment to us, be paid over to you for remittance to the appropriate state taxing authority. We are not responsible for the collection and payment of sales tax, and you shall indemnify us from any liability for sales or other taxes payable by you or an Account debtor.

22.	Miscellaneous. This Agreement (and any related lockbox agreement) record the entire agreement regarding the purchase of your Accounts and supersedes any previous or contemporaneous agreement, understanding, or representation, oral or written, by either party. A waiver, amendment, or other modification of this Agreement will be valid and effective only if it is in writing and signed by both parties. A delay, omission, or course of dealing on our part in exercising any right, power, or remedy under this Agreement will not operate as a waiver of it or any other right, power, or remedy under this Agreement, and a single or partial exercise of any right, power, or remedy under this Agreement does not preclude any further exercise of it, or the exercise of any other right, power, or remedy. In addition, the written waiver by us of a right, power, or remedy under any provision of this Agreement will not constitute a waiver of any succeeding exercise of that right, power, or remedy or a waiver of the provision itself. All of powers, rights, and remedies granted to us in this Agreement, any other agreement or instrument, or by applicable law are cumulative and may be exercised singularly or concurrently with any other powers, rights, and remedies we might have. The validity, interpretation, construction, and enforcement of this Agreement are governed by the laws of the State of Florida and the federal laws of the United States of America, excluding the laws of those jurisdictions pertaining to the resolution of conflicts with laws of other jurisdictions. In any arbitration or litigation between the parties pertaining to this Agreement or an Account, the losing party shall reimburse the prevailing party, on demand, for all costs incurred by the prevailing party as a result of the arbitration or litigation. Each party to this Agreement (a) consents to the personal jurisdiction of the state and federal courts having jurisdiction over Orange County, Florida, (b) stipulates that the Circuit Court for Orange County, Florida, and the United States District Court for the Middle District of Florida - Orlando Division, are the proper, exclusive, and convenient venues for all trial court proceedings arising out of this Agreement, and (c) waives any defense, whether asserted by motion or pleading, that either of those forums is an improper or inconvenient venue. IT IS AGREED BETWEEN THE PARTIES THAT TRIAL BY JURY IS HEREBY WAIVED IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF US AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR OUR RELATIONSHIP CREATED HEREBY. This Agreement is binding on, and inures to the benefit of, the respective assignees and successors of the parties to it. You may not pledge our credit for any purpose. You shall not change your jurisdiction of organization or incorporation without giving us at least 60 calendar days’ advance written notice of the change. As used in this Agreement, the word “costs” includes all the fees, costs, and expenses of experts, attorneys, mediators, arbitrators, witnesses, and supersedes bonds, whether incurred before or after demand or commencement of legal proceedings, and whether incurred pursuant to trial, mediation, arbitration, bankruptcy, administrative, or judgment-execution proceedings. You shall indemnify us and hold us harmless from and against any and all fees, costs, claims, expenses, judgments, and liabilities (including attorneys’ fees) that are imposed on us or threatened or asserted against us from time to time in any way connected with this Agreement, any Account, or any collateral for your Obligations.

Initial: ______ Date: __________

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23.	The following fees will be deducted from your first funding by either Focus Fiber Solutions, LLC or Jus-Com, Inc; Application Fee $600.00, Closing Fee $3,500.00, and UCC Fee $160.00.

24. If funds are wired, a fee of $38.00 will be charged. If funds are ACH transmitted, a fee of $6.00 will be charged.

APPROVED AND ACCEPTED:

Client:	JUS-COM, INC D/B/A FTE NETWORK SERVICES

By:	/s/ Michael Palleschi, CEO

Name
& Title:	MICHAEL PALLESCHI, CEO

Date:	MAY , 2014

AMERIFACTORS FINANCIAL GROUP, LLC

By:	/s/ Kevin R. Gowen Sr. President/CEO

Name
& Title:	KEVIN R. GOWEN SR., PRESIDENT/CEO

Date:	MAY , 2014

(FORM 2001) 3/00

1037-008^L Factoring Agreement (GRFH 6-14-05 clean)

Initial: ______ Date: __________

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